MASSMUTUAL SELECT FUNDS

MassMutual Select Growth Opportunities Fund

Supplement dated February 8, 2016 to the

Prospectus dated February 1, 2016 and the

Summary Prospectus dated February 1, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.

Effective immediately, the following information replaces the last sentence in the first paragraph (Page 52 of the Prospectus) under Principal Investment Strategies for the Select Growth Opportunities Fund.

The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M 16-01

SGO 16-01